UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2026

Esquire Financial Holdings, Inc.

(Exact name of the registrant as specified in its charter)

Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ESQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 1, 2026, Esquire Financial Holdings, Inc., a Maryland corporation (“Esquire”), completed its previously announced combination with Signature Bancorporation, Inc., an Illinois corporation (“Signature”), pursuant to the Agreement and Plan of Merger, dated March 11, 2026, by and among Esquire, Esquire Merger Sub, Inc. (“Merger Sub”) and Signature (the “Merger Agreement”). At the closing, (i) Merger Sub merged with and into Signature, with Signature as the surviving entity (the “Merger”), and (ii) immediately thereafter, Signature merged with and into Esquire, with Esquire as the surviving entity (the “Second Step Merger”). Following the Second Step Merger, Signature Bank, an Illinois state-chartered bank and a wholly owned subsidiary of Signature, merged with and into Esquire Bank, National Association (“Esquire Bank”), a national banking association and a wholly owned subsidiary of Esquire, with Esquire Bank as the surviving bank (the “Bank Merger” and, together with the Merger and the Second Step Merger, the “Transaction”).

On August 3, 2026, the Company filed a Current Report on Form 8-K reporting the completion of the Transaction (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement item 9.01 of the Original Report, as described in Item 9.01 below. As noted below, Esquire has determined that the financial statements of Signature and the related pro forma information are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” information was previously reported, as contemplated under Rule 12b-2 of the Securities Exchange Act of 1934, as amended, in the Joint Proxy Statement/Prospectus forming a part of Esquire’s Registration Statement on Form S-4, as amended (File No. 333-295076), initially filed on April 15, 2026 and declared effective by the Commission on May 6, 2026 (the “Registration Statement”). The unaudited pro forma financial information for the periods identified below are included for informational purposes. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of the acquired company, Signature, are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” financial statements were previously filed in the Registration Statement.

(b)  Pro forma financial information.

Pursuant to General Instruction B.3 of Form 8-K, pro forma financial information with respect to the acquisition of Signature by Esquire is not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” information was previously filed in the Registration Statement.

Notwithstanding the foregoing, unaudited combined condensed consolidated pro forma financial information of Esquire as of and for the three months ended March 31, 2026, giving effect to the acquisition of Signature is filed herewith as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No	Description
Exhibit 99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Information as of and for the three months ended March 31, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: October 15, 2026	By:	/s/ Andrew C. Sagliocca
Andrew C. Sagliocca
Vice Chairman, Chief Executive Officer and President